SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.     20549


Form 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                        December 22, 1997

Exact name of registrant
as specified in its charter:           BELL ATLANTIC CORPORATION

Commission File Number:                1-8606

State of Incorporation:                Delaware

I.R.S. Employer Identification No.:    23-2259884

Address of principal
executive offices:                     1095 Avenue of the Americas
                                       New York, New York
Zip Code                               10036

Registrant's telephone number,
including area code:                   (212) 395-2121

Former name or former address,
if changed since last report:          Not applicable

Item 5.  Other Information
         -----------------

Attached as an exhibit is a press release issued by Bell Atlantic Corporation on December 22, 1997 announcing plans to issue exchangeable notes for general corporate purposes.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(c)  Exhibits.

99       Press Release, dated December 22, 1997, issued by Bell Atlantic
         Corporation.

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BELL ATLANTIC CORPORATION



                              By: /s/ Ellen C. Wolf
                                  -----------------------------
                                  Ellen C. Wolf
                                  Vice President - Treasurer


Date: December 22, 1997